EXHIBIT 13.1

Certification of Chief Executive Officer pursuant to

Title 18, United States Code, Section 1350, as adopted pursuant to

Section 906 of The Sarbanes-Oxley Act of 2002

I, Scott Eldridge, Chief Executive Officer of Canagold Resources Ltd. ("Canagold"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

1.

The Annual Report on Form 20-F of Canagold Resources Ltd. for the year ended December 31, 2020 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Canagold.

/s/ Scott Eldridge
Vancouver, Canada April 29, 2021	Scott Eldridge Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Canagold and will be retained by Canagold and furnished to the Securities and Exchange Commission or its staff upon request.

Canagold Resources Ltd.

(formerly Canarc Resource Corp.)

Form 20-F